UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2013

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Level 3 Communications, Inc. (“Level 3” or “we” or “us” or “our”) held its 2013 annual meeting of stockholders on May 23, 2013.  At the meeting, stockholders present in person or by proxy voted on the matters described below.  The votes noted below are the final voting results.

There were 221,268,380 of our common stock entitled to vote at the 2013 annual meeting and a total of 179,292,062 shares (approximately 81.03% of the outstanding common stock) were represented at the meeting in person or by proxy.

1.              Election of Directors:  Stockholders elected each of the 14 directors named below to our Board of Directors (our “Board”) to hold office until the annual meeting of stockholders in 2014 or until his successor is elected and qualified, based on the following votes:

Name	For	Withheld	Broker Non Votes
Walter Scott, Jr.	174,048,523	5,243,539	0
Jeff K. Storey	174,135,649	5,156,413	0
General Kevin P. Chilton	173,639,649	5,652,413	0
Admiral Archie R. Clemins	173,644,046	5,648,016	0
Steven T. Clontz	174,110,923	5,181,139	0
Admiral James O. Ellis, Jr.	174,070,442	5,221,620	0
T. Michael Glenn	173,679,493	5,612,569	0
Richard R. Jaros	143,097,202	36,194,860	0
Michael J. Mahoney	141,990,378	37,301,684	0
Charles C. Miller, III	173,772,667	5,519,395	0
John T. Reed	172,286,983	7,005,079	0
Peter Seah Lim Huat	144,679,665	34,612,397	0
Peter van Oppen	174,114,561	5,177,501	0
Dr. Albert Yates	143,134,187	36,157,875	0

2.              To approve the named executive officer compensation, which vote is on an advisory basis.

For	Against	Abstain	Broker Non Votes
95,283,603	80,373,222	3,635,237	0

Item 8.01.  Other Matters

Effective May 23, 2013, the Board of Director of Level 3 confirmed the following committee assignments for the Board’s standing committees.

Audit Committee

John T. Reed (Chairman)

Kevin P. Chilton

Archie R. Clemins

T. Michael Glenn

Classified Business and Security Committee

James O. Ellis, Jr. (Chairman)

Kevin P. Chilton

Charles C. Miller, III

Jeff K. Storey

John T. Reed

Compensation Committee

Michael J. Mahoney (Chairman)

Richard R. Jaros

Peter Seah Lim Huat

Peter van Oppen

Nominating and Governance Committee

Albert C. Yates (Chairman)

James O. Ellis, Jr.

Steven T. Clontz

Strategic Planning Committee

Steven T. Clontz (Chairman)

Archie R. Clemins

Richard R. Jaros

Charles C. Miller, III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: May 24, 2013